UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   April 22, 2005

Electronic Data Systems Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-11779	75-2548221

(Commission File Number)	(IRS Employer Identification No.)

5400 Legacy Drive, Plano, Texas	75024

(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Stockholders of Electronic Data Systems Corporation ("EDS") on April 22, 2005 (the "Annual Meeting"), the stockholders of EDS approved amendments to the Restated Certificate of Incorporation of EDS to (i) repeal EDS' classified board structure and provide for the annual election of directors commencing in 2006, and (ii) eliminate all supermajority voting requirements, each as described in EDS' proxy statement for the Annual Meeting.  Immediately following the Annual Meeting, EDS filed an Amended and Restated Certificate of Incorporation reflecting such amendments with the Secretary of State of the State of Delaware.

As described in the proxy statement for the Annual Meeting, the Board of Directors of EDS had previously approved corresponding amendments to EDS' Amended and Restated Bylaws that became effective immediately upon approval by stockholders of the amendments to the Restated Certificate of Incorporation.

The Restated Certificate of Incorporation of EDS and Amended and Restated Bylaws of EDS, each as amended through April 22, 2005, are filed as exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)           The following exhibits are furnished as part of this Current Report on Form 8-K:

3.1.	Restated Certificate of Incorporation of EDS, as amended through April 22, 2005.
3.2.	Amended and Restated Bylaws of EDS, as amended through April 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

April 25, 2005                                                                                                           By:   /S/ BRUCE N. HAWTHORNE

                                                                                                                                           Bruce N. Hawthorne, Executive Vice
                                                                                                                                           President and Secretary

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